Refund Liabilities	12 Months Ended
Mar. 31, 2026
Refund Liabilities [Abstract]
REFUND LIABILITIES

NOTE 12 – REFUND LIABILITIES

Refund liabilities represent the accrued liability for sales return based on the sales and the Company’s estimate of sale return rate.

Estimates of discretionary authorized returns, discounts and claims are based on (1) historical rates, (2) specific identification of outstanding returns not yet received from customers and outstanding discounts and claims and (3) estimated returns, discounts and claims expected, but not yet finalized with customers. Actual returns, discounts and claims in any future period are inherently uncertain and thus may differ from estimates recorded. If actual or expected future returns, discounts or claims were significantly greater or lower than the reserves established, a reduction or increase to net revenues would be recorded in the period in which such determination was made.

The estimated cost of inventory for product returns of $7,214 and $26,371, respectively, were recorded in inventories on the consolidated balance sheets as of March 31, 2026 and 2025.